Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: deCODE genetics, Inc.	Case No. 09-14063
Debtor	Reporting Period: Nov. 17, 2009 - Dec. 31, 2009
• Petition date was Nov. 16, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X(a)
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-la		X(b)
Schedule of Professional Fees Paid	MOR-lb	X
Copies of bank statements			X(b)
Cash disbursement journals			X(b)
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X(c)
Copies of IRS Form 6123 or payment receipt			X(c)
Copies of tax returns filed during reporting period			X(c)
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5		X(d)
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

(a) Separate schedules of cash receipts and disbursements have been included covering the periods 11/17/09-11/30/09 and 12/1/09-12/31/09.

(b) The Debtor attests that bank statement reconciliations have been prepared without exception as of 12/31/2009 and are available upon request.

(c) The Debtor attests that taxes are current & complete as of 12/31/2009. Additional information regarding Debtor taxes is available upon request.

(d) The Debtor has confirmed that there were no accounts receivable balances as of 11/16/09 and 12/31/2009.

/s/ Kristi J. Lanier	1/28/10
Signature of Authorized Individual*	Date

Kristi J. Lanier	Corporate Controller & Asst Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

In re: deCODE genetics, Inc.	Case No. 09-14063
Debtor	Reporting Period: Nov. 17, 2009 - Nov. 30, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).

	BANK ACCOUNTS				CURRENT PERIOD		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED (a)	ACTUAL	PROJECTED
Cash - beginning of period	82,248	0	0	496	82,744	82,745	82,744	82,745

RECEIPTS
Cash Sales	0	0	0	0	0	0	0	0
Accounts Receivable	0	0	0	0	0	0	0	0
Loans and Advances	0	0	0	0	0	0	0	0
Sale of Assets	0	0	0	0	0	0	0	0
Other	0	0	0	0	0	0	0	0
Transfers (from DIP Assets)(b)	3,600,000	0	0	0	3,600,000	450,000	3,600,000	450,000
Total Receipts	3,600,000	0	0	0	3,600,000	450,000	3,600,000	450,000

DISBURSEMENTS
Net Payroll	183,040	0	0	0	183,040	196,718	183,040	196,718
Payroll Taxes	0	0	0	0	0	0	0	0
Sales, Use & Other Taxes	8009	0	0	0	8,009	0	8,009	0
Inventory Purchases	0	0	0	0	0	0	0	0
Secured/Rental/Leases	0	0	0	0	0	0	0	0
Insurance	50,523	0	0	0	50,523	69,113	50,523	69,113
Administrative	5,133	0	0	0	5,133	46,769	5,133	46,769
Selling	0	0	0	0	0	0	0	0
Other	0	0	0	0	0	0	0	0
Owner Draw*	0	0	0	0	0	0	0	0
Transfers (Other)(b)	3,150,000	0	0	0	3,150,000	0	3,150,000	0
Professional Fees	0	0	0	0	0	0	0	0
U.S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0
Court Costs	0	0	0	0	0	0	0	0
Total Disbursements	3,396,704	0	0	0	3,396,704	312,600	3,396,704	312,600

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	203,296	0	0	0	203,296	137,400	203,296	137,400

CASH - END OF PERIOD	285,543	0	0	496	286,039	220,145	286,039	220,145

* Compensation to sole proprietors for services rendered to bankruptcy estate

(a) Projected cash balances are taken from the 13-week cash flow projection for deCODE genetics, Inc. included in the deCODE genetics, Inc. initial monthly operating report (Docket #53) filed with the Delaware bankruptcy court on 12/1/2009. Balances cover the period 11/14/09 - 11/27/09.

(b) In order to facilitate draw-downs on the DIP financing, Saga Investments, LLC disbursed, on behalf of the Debtor, the amount of $3,150,000 on 1l/24/09 directly to Islensk erfdagreining ehf (a/k/a deCODE, ehf.), a 100% owned subsidiary of the Debtor. As a result, cash receipts and disbursements (i.e., transfers) presented in this schedule represent this effective gross up.

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	3,396,704
Less: Transfers (Other)(b)	3,150,000
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$246,704

FORM MOR-1

Nov. 17-Nov. 30, 2009

In re: deCODE genetics, Inc.	Case No. 09-14063
Debtor	Reporting Period: Dec. 1, 2009 - Dec. 31, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) ..

	BANK ACCOUNTS				CURRENT PERIOD		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED(a)	ACTUAL	PROJECTED
Cash-beginning of period	285,543	0	0	496	286,039	220,145	82,744	82,745

RECEIPTS
Cash Sales	0	0	0	0	0	0	0	0
Accounts Receivable	0	0	0	0	0	0	0	0
Loans and Advances	0	0	0	0	0	0	0	0
Sale of Assets	0	0	0	0	0	0	0	0
Other(b)	41,688	0	0	0	41,688	0	41,688	0
Transfers (From DIP Accounts)(c)	3,022,678	0	0	0	3,022,678	472,678	6,622,678	922,678
Total Receipts	3,064,366	0	0	0	3,064,366	472,678	6,664,366	922,678

DISBURSEMENTS
Net Payroll	433,270	0	0	0	433,270	431,795	616,310	628,513
Payroll Taxes	0	0	0	0	0	0	0	0
Sales, Use & Other Taxes	0	0	0	0	0	0	8,009	0
Inventory Purchases	0	0	0	0	0	0	0	0
Secured/Rental/Leases	0	0	0	0	0	0	0	0
Insurance	52,932	0	0	0	52,932	118,354	103,455	187,467
Administrative	24,163	0	0	0	24,163	32,209	29,296	78,978
Selling	0	0	0	0	0	0	0	0
Other(b)	41,688	0	0	0	41,688	0	41,688	0
Owner Draw*	0	0	0	0	0	0	0	0
Transfers (Other)(c)	2,512,678	0	0	0	2,512,678	0	5,662,678	0
Professional Fees	66,651	0	0	0	66,651	0	66,651	0
U.S. Trustee Quarterly Fees	0	0	0	0	0	0	0	0
Court Costs	0	0	0	0	0	0	0	0
Total Disbursements	3,131,383	0	0	0	3,131,383	582,358	6,528,087	894,958

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	-67,017	0	0	0	-67,017	-109,680	136,279	27,720

CASH - END OF PERIOD	218,527	0	0	496	219,023	110,465	219,023	110,465

* Compensation to sole proprietors for services rendered to bankruptcy estate

(a) Projected cash balances are taken from the 13-week cash flow projection for deCODE genetics, Inc. included in the deCODE genetics, Inc. initial monthly operating report (Docket #53) filed with the Delaware bankruptcy court on 12/1/2009. Balances cover the period 11/28/09 - 1/1/2010.

(b) Represents Debtor’s receipt and subsequent transfer of cash received for amounts collected for and on behalf of Islensk erfdagreining ehf (a/k/a deCODE, ehf.), a 100% owned subsidiary of the Debtor.

(c) In order to facilitate draw-downs on the DIP financing, Saga Investments, LLC disbursed, on behalf of the Debtor, amounts of $1,012,678 on 12/15/09 and $1,500,000 on 12/18/09 directly ot Islensk erfdagreining ehf (a/k/a deCODE, ehf.), a 100% owned subsidiary of the Debtor. As a result, cash receipts and disbursements (i.e., transfers) presented in this schedule represent this effective gross up.

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES; (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	3,131,383
Less: Transfers (Other)(c)	2,512,678
Less: Accounts Receivable Collected on Behalf of and Remitted to Islensk erfdagreining ehf (a/k/a deCODE, ehf)(b)	41,688
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$577,017

FORM MOR-I

Dec.1-Dec.31, 2009

In re: deCODE genetics, Inc.	Case No. 09-14063
Debtor	Reporting Period: Nov. 17, 2009 - Dec. 31, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception through December 31, 2009

				Check		Amount Paid - Current Period		Amount Paid - Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
O’Melvency & Meyers LLP	Sep - Nov 2009	53,090	deCODE genetics, Inc.	2826	12/28/2009	53,090	0	53,090	0

Delaware Claims Agency, LLC.	Nov-2009	13,561	deCODE genetics, Inc.	2827	12/28/2009	12,072	1,489	12,072	1,489

FORM MOR-1b

In re: deCODE genetics, Inc.	Case No. 09-14063
Debtor	Reporting Period: Nov. 17, 2009 - Dec. 31, 2009

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Current Period	Cumulative Filing to Date
Gross Revenues	0	0
Less: Returns and Allowances	0	0
Net Revenue	0	0
COST OF GOODS SOLD
Beginning Inventory	0	0
Add: Purchases	0	0
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	0	0
Cost of Goods Sold	0	0
Gross Profit	0	0
OPERATING EXPENSES
Auto and Truck Expense	0	0
Bad Debts	0	0
Contributions	0	0
Employee Benefits Programs	26,535	26,535
Insider Compensation*	321,671	321,671
Insurance	0	0
Management Fees/Bonuses	0	0
Office Expense	0	0
Pension & Profit-Sharing Plans	0	0
Repairs and Maintenance	0	0
Rent and Lease Expense	0	0
Research & Development	0	0
Salaries/Commissions/Fees	139,028	139,028
Sales & Marketing	0	0
Supplies	0	0
Taxes - Payroll	21,439	21,439
Taxes - Real Estate	0	0
Taxes - Other	0	0
Travel and Entertainment	0	0
Utilities	0	0
Other (attach schedule)	188,790	188,790
Total Operating Expenses Before Depreciation	697,465	697,465
Depreciation/Depletion/Amortization	889	889
Net Profit (Loss) Before Other Income & Expenses	-698,354	-697,465
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	-1,189,549	-1,189,549
Interest Expense	264,460	264,460
Other Expense	0	0
Net Profit (Loss) Before Reorganization Items	226,735	226,735
REORGANIZATION ITEMS
Professional Fees	196,099	196,099
U. S. Trustee Quarterly Fees	4,875	4,875
Interest Earned on Accumulated Cash from Chapter 11	0	0
Gain (Loss) from Sale of Equipment	0	0
Other Reorganization Expenses(a)	11,545,539	11,545,539
Total Reorganization Expenses	11,746,513	11,746,513
Income Taxes	0	0
Net Profit (Loss)	11,519,778	11,519,778

* “Insider” is defined in 11 U.S.C. Section 101(31). Includes insider payroll and reimbursed expenses.

(a) Primarily relates to write-off of discount and deferred financing charges associated with a convertible notes obligation.

FORM MOR-2

In re: deCODE genetics, Inc.	Case No. 09-14063
Debtor	Reporting Period: Nov. 17, 2009 - Dec. 31, 2009

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Current Period	Cumulative Filing to Date
Other Operational Expenses
Public Company Costs (G&A)	147,381	147,381
Other (G&A)	27,742	27,742
Investor Relations (G&A)	9,069	9,069
Finance Department (G&A)	4,319	4,319
CEO’s Office (G&A)	280	280
Other Income
Gain on marketable equity securities - ARS(a)	-1,136,072	-1,136,072
Exchange gain - ARS(a)	-53,477	-53,477

(a) This repurchase agreement expired on December 31, 2009.

FORM MOR-2 CONTD

In re: deCODE genetics, Inc.	Case No. 09-14063
Debtor	Reporting Period: Nov. 17, 2009 - Dec. 31, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT 12/31/2009	BOOK VALUE AT 11/16/2009 (BANKRUPTCY PETITION DATE)
CURRENT ASSETS
Unrestricted Cash and Equivalents	219,023	82,744
Restricted Cash and Cash Equivalents	0	0
Accounts Receivable (Net)	0	0
Notes Receivable	0	0
Inventories	0	0
Prepaid Expenses	445,974	525,475
Professional Retainers	0	0
Other Current Assets(a)	103,934	103,934
TOTAL CURRENT ASSETS	768,931	712,153
PROPERTY AND EQUIPMENT
Real Property and Improvements	21,763	21,763
Machinery and Equipment	0	0
Furniture, Fixtures and Office Equipment	0	0
Leasehold Improvements	0	0
Vehicles	0	0
Less Accumulated Depreciation	-14,874	-13,985
TOTAL PROPERTY & EQUIPMENT	6,889	7,778
OTHER ASSETS
Loans to Insiders*	0	0
Investments (attach schedule)	-29,459,409	-35,110,735
Other Assets (attach schedule)	0	15,932,929
TOTAL OTHER ASSETS	-29,459,409	-19,177,807
TOTAL ASSETS	-28,683,588	-18,457,876

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT 12/31/2009	BOOK VALUE AT 11/16/2009 (BANKRUPTCY PETITION DATE)
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	47,165	93,578
Taxes Payable	0	0
Wages Payable	0	14,545
Notes Payable	194,170	242,279
Rent / Leases - Building/Equipment	0	0
Secured Debt / Adequate Protection Payments	0	0
Accrued Expenses	94,563	75,000
Professional Fees	141,392	11,944
Amounts Due to Insiders*	106,563	73,644
Other Postpetition Liabilities (attach schedule)	9,777,535	3,075,404
TOTAL POSTPETITION LIABILITIES	10,361,387	3,586,393
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0	0
Priority Debt	100,069	179,740
Unsecured Debt	235,054,491	238,996,540
TOTAL PRE-PETITION LIABILITIES	235,154,559	239,176,279

TOTAL LIABILITIES	245,515,946	242,762,673
OWNER EQUITY
Capital Stock	61,882	61,882
Additional Paid-In Capital	492,911,715	492,911,715
Partners’ Capital Account	0	0
Owner’s Equity Account	0	0
Retained Earnings - Pre-Petition	-755,653,353	-755,653,353
Retained Earnings - Postpetition	-11,519,778	0
Adjustments to Owner Equity (attach schedule)	0	1,459,208
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0
NET OWNER EQUITY	-274,199,534	-261,220,548
TOTAL LIABILITIES AND OWNERS’ EQUITY	-28,683,588	-18,457,876

* “Insider” is defined in 11 U.S.C. Section 101(31).

(a) Represents deposit required by Debtor’s payroll company (TriNet Employer Group)

FORM MOR-3

In re: deCODE genetics, Inc.	Case No. 09-14063
Debtor	Reporting Period: Nov. 17, 2009 - Dec. 31, 2009

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT 12/31/2009	BOOK VALUE AT 11/16/2009 (BANKRUPTCY PETITION DATE)

Other Assets
Deferred Financing	0	2,415,779
Call Option Under Repurchase Agreement - ARS (a)	0	13,517,150
Investments
Equity Investment in Islensk erfdagreining ehf	-33,144,417	-38,807,632
Equity Investment in Medichem Life Sciences, Inc.	3,685,008	3,696,897

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT 12/31/2009	BOOK VALUE AT 11/16/2009 (BANKRUPTCY PETITION DATE)

Other Postpetition Liabilities
DIP/Bridge Financing	9,690,373	3,005,262
Vacation Pay (non-insider)	33,562	25,921
Accrued Interest - DIP/Bridge Financing	53,600	44,221
Adjustments to Owner Equity
Unrealized Loss on Mkt Securities	0	1,459,208
Postpetition Contribution (Distributions) (Draws)

(a) This agreement expired on Dec. 31, 2009.

FORM MOR-3 CONTD

In re: deCODE genetics, Inc.	Case No. 09-14063
Debtor	Reporting Period: Nov. 17, 2009 - Dec. 31, 2009

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30 (a)	31-60 (b)	61-90 (c)	Over 90	Total
Accounts Payable	1,572	10,547	6,921	28,125	0	47,165
Wages Payable	0	0	0	0	0	0
Taxes Payable	0	0	0	0	0	0
Rent/Leases-Building	0	0	0	0	0	0
Rent/Leases-Equipment	0	0	0	0	0	0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	0
Professional Fees	141,392	0	0	0	0	141391.95
Amounts Due to Insiders*	106,563	0	0	0	0	106,563
Note Payable	194,170	0	0	0	0	194,170
Accrued Expenses	94,563	0	0	0	0	94,563
Other Postpetition Liabilities	9,777,535	0	0	0	0	9,777,535
Total Postpetition Debts	10,315,794	10,547	6,921	28,125	0	10,361,387

* “Insider” is defined in 11 U.S.C. Section 101(31).

(a) In January 2010, the Debtor paid $546.72 of this amount. Vendor negotiation ongoing.

(b) Represents accrued expenses for which an invoice has not been provided by the vendor.

(c) Vendor negotiations ongoing.

FORM MOR-4

In re: deCODE genetics, Inc.	Case No. 09-14063
Debtor	Reporting Period: Nov. 17, 2009 - Dec. 31, 2009

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes		No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.			X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(a)

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide explanation below.	X

5.   Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

(a) In order to facilitate draw-downs on the DIP financing, Saga Investments, LLC disbursed, on behalf of the Debtor, amounts of $3,150,000 on 11/24/09, $1,012,678 on 12/15/09 and $1,500,000 on 12/18/09 directly to Islensk erfdagreining ehf (a/k/a deCODE, ehf.), a 100% owned subsidiary of the Debtor.

FORM MOR-5